UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2007

Career Education Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL	60169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 781-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On October 1, 2007, Career Education Corporation (the “Registrant”) issued a press release announcing the appointment of Leonard A. Mariani as the Registrant’s Senior Vice President and Chief Marketing and Admissions Officer. A copy of the press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference. The information contained in Item 8.01 to this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and the information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibit.

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Press release of Registrant dated October 1, 2007, announcing the appointment of Leonard A. Mariani as the Registrant’s Senior Vice President and Chief Marketing and Admissions Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Michael J. Graham
Michael J. Graham
Executive Vice President, Chief Financial Officer, and Treasurer

Dated: October 2, 2007

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Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press release of Registrant dated October 1, 2007, announcing the appointment of Leonard A. Mariani as the Registrant’s Senior Vice President and Chief Marketing and Admissions Officer.

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